EXHIBIT 10.3


                    AGREEMENT OF SUBORDINATION AND ASSIGNMENT


     In order to induce THE CHASE MANHATTAN BANK (herein after called the "Bank"), from time to time to extend credit or other financial accommodations to Vizacom, Inc. (the "Debtor") or to others upon the Debtor's obligations, or to acquire obligations, (direct or indirect) of the Debtor, or to have become obligated to the Bank in any manner, and in consideration of advances, loans, discounts, extensions of credit or renewals heretofore or hereafter of notes or other instruments for payment of money and any security agreements relative thereto, or conditional contracts of sale, chattel mortgages, leases or other liens or security agreements heretofore or hereafter made by the Debtor, or an interest or participation therein, and for other good and valuable consideration, Vincent DiSpigno (the "Creditor"), and who, if two or more in number, shall be jointly and severally bound hereunder, hereby agrees that all claims and demands, and all interest accrued or that may hereafter accrue thereon which the Creditor now has or may hereafter have or acquire against the Debtor (the "Claims") are subordinated to the prior payment and satisfaction in full of all Obligations (as hereafter defined) and are not to be payable, and that no payment on account thereof, nor any security therefore, shall be received, accepted or retained by the Creditor unless and until the Debtor has paid and satisfied in full all of its obligations and liabilities to the Bank (including all interest accrued or to accrue thereon up to the date of full payment thereof) of every kind and nature whatsoever, whether represented by negotiable instruments or other writings, whether direct or indirect, absolute or contingent, due or not due, secured or unsecured, original, renewed, modified or extended, now in existence or hereafter incurred, originally contracted with the Bank, or with another or others and assigned or transferred to or otherwise acquired by the Bank or in which the Bank may acquire a participation, and whether contracted by the Debtor alone or jointly and/or severally with another or others (all of which are hereinafter referred to as "Obligations"). The Debtor agrees not to make payment of, or give any security for, the Claims to the Creditor. Until a default in Obligations, or any of them, or until written notice from the Bank to the Debtor, the Debtor may pay and the Creditor may receive, accept and retain, interest on the Claims.

     The Creditor waives any and all notice of the acceptance of this subordination and of the creation or accrual of any the Obligations or of any renewals or extensions thereof from time to time, or of the reliance of the Bank upon this agreement.

     The Creditor hereby consents that the liability of the Debtor or of any party for or upon the Obligations, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, settled or released by the Bank and that any collateral security and liens for the Obligations may, from time to time, in whole or in part, be exchanged, sold, released or surrendered by the Bank, as it may deem advisable, all without impairing the subordination contained in this agreement or any notice to or assent from the Creditor.

Exhibit 10.3


     The Creditor does further hereby transfer and assign all right, title and interest in and to, and grant a security interest in, the Claims to the Bank, together with any collateral security at any time held or received therefore, as collateral security for the Obligations. The Creditor hereby irrevocably authorizes and empowers the Bank in the Creditor's place and stead to demand, sue for, collect, compromise, receive (by way of dividends or otherwise) and take any and all legal proceedings for the recovery on account of the Claims and, regardless of the amount of the Obligations and whether or not a default exists, to file proofs of claim for the full amount of the Claims against the Debtor or the Debtor's property in any statutory or non-statutory proceeding affecting the Debtor or Claims or any other proceeding and to vote the full amount of the Claims: (a) for or against any proposal or resolution; (b) for a trustee or trustees or for a Committee of Creditors; or (c) for the acceptance or rejection of any proposed arrangement, plan of reorganization, wage earners' plan, composition, settlement or extension and to receive and collect, for application on account of the Obligations (including interest accruing subsequent to the date of filing by or against the Debtor of a petition under any provisions of the federal bankruptcy laws or any state insolvency laws), any and all payments or distributions and give acquittance therefor in the name of the Bank or the Creditor. Should any payment or distribution or collateral security or proceeds of any collateral security be received or collected by the Creditor for or on account of the Claims, prior to the satisfaction of all the Obligations, The Creditor will forthwith deliver same to the Bank in precisely the form received (except for the Creditor's endorsement where necessary), for application on account of the Obligations, and the Creditor agrees that, until so delivered, same shall be deemed received by the Creditor as agent for the Bank and shall be held in trust by the Creditor as property of the Bank. In the event of the failure of the Creditor to endorse any instrument for the payment of money so received by the Creditor payable to the Creditor's order, the Bank or any officer or employee thereof is hereby irrevocably constituted and appointed attorney in fact for the Creditor, with full power to make any such endorsement and with full power of substitution.

     The Creditor represents and warrants to the Bank that the Creditor is solvent and has not granted any security interest in nor made any prior transfer or assignment of the Claims and the Creditor will not grant a security interest therein or make any transfer or assignment thereof (except to the Bank) unless and until the Debtor has paid and satisfied the Obligations.

     The Creditor and the Debtor represent to the Bank that the Debtor now owes the Creditor the principal sum of $ 147,560 on the Claims without counterclaim, defense or offset and that the indebtedness is not represented by any instruments or other writings, except such instruments or other writings, if any, as have been endorsed and/or assigned and delivered by the Creditor to the Bank simultaneously with the execution of this agreement. The Creditor and the Debtor further agree that at no time hereafter will any part of the indebtedness be represented by any instruments or other writings, except such instruments or other writings, if any, as the Bank shall request to be executed and delivered to the Bank, or, if payable to the Creditor, shall be endorsed and/or assigned by the Creditor and delivered to the Bank. In the event that any Claim is not evidenced by a negotiable instrument, the Creditor hereby agrees that it will obtain an instrument or document from the Debtor evidencing such claim. The Creditor further agrees that in the event the Debtor shall at any time hereafter become otherwise indebted to the Creditor, contingently or otherwise, the Creditor will require such indebtedness to be evidenced by an instrument or document signed by the Debtor, and the Creditor will immediately assign, or endorse without recourse, and deliver to the Bank each and every such instrument or document, or, at the request of the Bank, in the alternative, will cause any such instrument or document to indicate that it is subject to this agreement, and any such instrument or document shall thereupon constitute a Claim to which the provisions of this agreement shall also apply. In the event that such indebtedness is not evidenced by an instrument or document, it shall nevertheless be deemed subordinated and assigned by virtue of this agreement. In the event of the failure to endorse any such instrument or other writing evidencing such Claim, the Creditor farther agrees that, if payable to the Creditor or to the Creditor's order, the Bank or any officer or employee thereof is hereby irrevocably constituted and appointed attorney in fact for the Creditor with full power to make any such endorsement.

     The Creditor and the Debtor agree that if, after the satisfaction of all of the Obligations and prior to the termination of this agreement as hereinafter provided, the Debtor thereafter becomes liable to the Bank on account of any additional Obligations, the Bank may presume that the Claims have not been paid or reduced, nor has the Creditor received any security therefor, and this agreement of subordination and assignment shall thereupon become immediately effective with respect to any Claims then in existence or thereafter created without the necessity of any further act, agreement or writing by or between the Creditor or the Debtor or the Bank, the intent being that this be a continuing agreement of subordination and assignment. Additionally, should the Creditor have received any payment or security on account of the Claims at any time after the satisfaction by the Debtor of all of the Obligations and before the termination of this agreement as hereinafter provided, the Creditor will notify the Bank, in writing, of the receipt thereof. In the event that the Creditor fails so to notify the Bank and additional Obligations are thereafter created, the Creditor agrees that if a default occurs with respect to the payment or performance of any of the terms of such additional Obligations, the Creditor will immediately pay to the Bank an amount equivalent to any such payment or the value of such security received.

     This agreement shall continue in full force and effect notwithstanding the death or incapacity of the Creditor (or if it be a partnership, the dissolution thereof or increase, decrease or change in the partners) and shall be binding upon the Creditor or the Creditor's estate and the personal representatives, heirs and successors of the Creditor and the Bank may continue to act in reliance upon this agreement until actual receipt by the Bank, at the office where the Debtor's account shall then be maintained, of written notice from the Creditor, or, in the event of the Creditor's death, from the legal representative or representatives of such deceased Creditor, of the termination of this agreement. The Creditor or the Creditor's estate shall nevertheless remain bound hereunder with respect to Obligations of the Debtor created or arising theretofore, and with respect to such Obligations and any renewals, extensions or liabilities arising out of same, this agreement shall continue in full force and effect and the Bank shall have all of the rights herein provided for as if no such termination had occurred.

     The Debtor hereby agrees that it will render to the Bank upon demand, from time to time, a statement of the account of the Creditor with the Debtor, that the Bank shall have access, from time to time, to its books in order that the Bank may make full and free examination of the state of the accounts of the Creditor with the Debtor (with the right to make copies thereof) and that it will duly comply with and perform each and every term of this agreement on its part required to be performed. The Debtor and the Creditor agree that their books and records will appropriately show that the Claims are subject to this agreement of subordination and assignment.

     In the event of a breach by either Debtor or the Creditor in the performance of any of the terms of this agreement, all of the Obligations shall, without notice or demand, become immediately due and payable. Upon the happening of any such event, and at any time thereafter, the Bank shall have, in addition to all other rights and remedies, the remedies of a secured party under the New York Uniform Commercial Code as in effect from time to time.

     The Bank, the Creditor and the Debtor, in any litigation (whether or not arising out of or relating to the Claims or any of the matters contained in this agreement) in which the Bank and the Creditor and/or the Debtor shall be adverse parties, WAIVE TRIAL BY JURY and the Creditor and the Debtor in addition waive the right to interpose any defense based upon any Statute of Limitations or any claim of laches and any set-off or counterclaim of any nature or description. The Creditor and the Debtor agree that whenever an attorney (who may be an employee of the Bank) is used to collect or enforce Claims or to enforce, declare or adjudicate any rights or obligations under this agreement, whether by suit or by any other means whatsoever, reasonable attorneys' fees shall be payable by each The Creditor or the Debtor against whom this agreement or any obligation or right hereunder is sought to be enforced, declared or adjudicated.

     The term "Bank" as used throughout this agreement shall be deemed to include The Chase Manhattan Bank and all its branches, departments and divisions, any individual, partnership or corporation acting as nominee or agent for the Bank, any corporation, the stock of which is owned or controlled directly or indirectly by The Chase Manhattan Bank, and any endorsees, successors or assignees of the Bank. The term "Debtor" or the term "Creditor" as used throughout this agreement shall include the individual or individuals, association, partnership or corporation named herein as Debtor or Creditor and
(a) any successor individual or individuals, association, partnership or corporation to which all or substantially all of the business or assets of either of them shall have been transferred, (b) in case of a partnership Debtor or Creditor, any general or limited partnership which shall have been created by reason of, or continued after, dissolution, the admission of any new partner or partners therein, or the death, resignation or other withdrawal of any partner, and (c) in the case of a corporate Debtor or the Creditor, any other corporation into or with which either the Debtor or the Creditor shall have been merged, consolidated, reorganized or absorbed.

     No waiver shall be deemed to be made by the Bank of any of its rights hereunder unless same shall be in writing, and each waiver, if any, shall be a waiver only with respect to the specific instance involved, nor shall same establish a course of conduct.

     This agreement may not be changed orally and no executory agreement shall be effective to change or modify or to discharge, in whole or in part, this agreement unless such executory agreement is in writing and is signed by the Bank.

     The Creditor hereby authorizes the Bank to sign and file financing statements at any time with respect to any Claims without the signature of the Creditor. The Creditor will, however, at any time on request of the Bank, sign financing statements, trust receipts, security agreements or other agreements with respect to any of the Claims. Upon the Creditor's failure to do so the Bank is authorized as the agent of the Creditor to sign any such instrument. The Creditor agrees to pay all filing fees and to reimburse the Bank for all costs and expenses of any kind incurred in any way in connection with the Claims.

     Any notice to the Bank shall be deemed effective only if sent to and received at the branch, division or department of the Bank conducting the transaction or transactions hereunder. Any notice to the Creditor or the Debtor shall be deemed sufficient if sent to the Creditor or the

EXHIBIT 10.3


Debtor at the last known address of the Creditor or the Debtor, as the case may be, appearing on the records of the Bank.

     Any provision hereof which may prove unenforceable under any law shall not affect the validity of any other provision hereof. This agreement shall be binding upon the undersigned and the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned and shall be governed by and construed in accordance with the laws of the State of New York.

     The Bank is hereby authorized to fill in any blank space in this agreement and to date this agreement as of the date when the loan, credit or other financial accommodation is made or extended and to correct any patent errors therein.

     Notwithstanding the foregoing, the Creditor's obligations shall be terminated and this agreement shall be of no further force and effect upon the later to occur of (i) repayment in full by PWR Systems, Inc. of principal and accrued interest under its promissory note dated April 13, 2001 in the amount of $600,000 (and any refinancing(s) thereof) payable to The Chase Manhattan Bank and (ii) December 31, 2001.

     IN WITNESS WHEREOF, each of the undersigned has caused this agreement to be duly executed this 13th day of April, 2001.

        Vizacom, Inc. (L.S.)      Vincent DiSpigno /S/Vincent DiSpigno  (L.S.)
              Debtor                          Individual Creditor

By: /S/Vincent DiSpigno Pres      16 Amboy Lane, Lake grove NY
      (Member of Firm)                   (Office) Address

By:
(Member of Firm)                         (Office)

3512 Veteran Mem Hwy, Bohemia NY 11716
               Address